UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 22, 2007
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                        (Date of earliest event reported)


                             Trans World Corporation
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             (Exact name of registrant as specified in its charter)

        Nevada                      0-25244                     13-3738518
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   (State or other          (Commission File Number)          (IRS Employer
    jurisdiction                                           Identification No.)
  of incorporation)


  545 Fifth Avenue, Suite 940, New York, New York                  10017
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 (Address of principal executive offices)                       (Zip Code)

                                 (212) 983-3355
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              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

         ITEM 3.02         Unregistered Sales of Equity Securities
                           ---------------------------------------

         Trans World Corporation completed the private placement of 1,000,000 shares of its common stock, $0.001 par value per share ("Common Stock"), to 4 accredited investors at the private placement offering price of $3.50 per share. Of the 1,000,000 shares sold, 1,000,000 were purchased on August 20, 2007 by 4 sophisticated, "accredited" institutional investors. The placement of the shares was assisted by Carr Securities Corporation ("Carr"), a broker dealer specializing in value investing and servicing solely institutional investors, which acted as a finder in the transaction and who received a cash finder's fee of 5% of the amounts invested. TWC also agreed to indemnify Carr from actions that arise out of the services that they rendered, unless such actions are based on the gross negligence or willful misconduct of Carr.

         The Company received gross proceeds from the transaction of $3,500,000 and anticipates net proceeds to approximate $3,290,000.00, which are earmarked for the construction of the initial phase of the Savannah Hotel adjacent to the Company's Route 59 Casino.

         As a private placement offering to accredited investors (as such term is defined by Rule 501(a) of Regulation D), the shares issued pursuant to the offering were not registered under the Securities Act of 1933, as amended, or any state securities laws due to exemptions from the Securities Act under
Section 4(2) and Section 18(b)(4)(D), and under Rule 506 of Regulation D. The shares of Common Stock may not be reoffered or resold in the United States unless the re-offer or resale is registered or unless exemptions from the registration requirements of the Securities Act and applicable state laws are available. The Company has agreed to file a registration statement with the Securities and Exchange Commission covering the resale by the investors of the privately placed Common Stock (a total of 1,000,000 shares) by February 21, 2008.


         Please also see the press release issued August 22, 2007, attached hereto as Exhibit 20, which is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

         ITEM 9.01         Financial Statements and Exhibits
                           ---------------------------------

                  (a)      Financial Statements of Businesses Acquired.

                                    Not Applicable.

                  (b)      Pro Forma Financial Information.

                                    Not Applicable.

                  (c)      Shell Company Transactions.

                                    Not Applicable.

                  (d)      Exhibits

                  Exhibit No. 10         Agreement with Carr Securities
                                         Corporation dated July 27, 2007

                  Exhibit No. 20         Press Release, dated August 22, 2007

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRANS WORLD CORPORATION



                                                By:  /s/  Rami S. Ramadan
                                                     ---------------------------
August 22, 2007                                      Rami S. Ramadan
                                                     Chief Executive Officer and
                                                     Chief Financial Officer